EXHIBIT 77Q3 TO FORM N-SAR

Registrant Name: VIRTUS EQUITY TRUST
File Number: 811-945
Registrant CIK Number: 0000034273
September 30, 2013

Sub-Item 77Q3


Series   15
72DD1/72DD2
Class A $1,077, Class B $, Class C $, Class I $31, Class T $
73A1/73A2
Class A $0.0310, Class B $, Class C $, Class I $0.0580, Class T
$
74U1/74U2
Class A 33,901, Class B 305, Class C 635, Class I 524, Class T

74V1/74V2
Class A $11.60, Class B $9.91, Class C $9.91, Class I $11.79,
Class T $

Series   9
74U1/74U2
Class A 3,942, Class B 50, Class C 299, Class I 107, Class T

74V1/74V2
Class A $20.24, Class B $17.18, Class C $17.18, Class I $20.56,
Class T $

Series   6
72DD1/72DD2
Class A $455, Class B $, Class C $20, Class I $62, Class T $
73A1/73A2
Class A $0.0840, Class B $, Class C $0.0150, Class I $0.1070,
Class T $
74U1/74U2
Class A 4,742, Class B , Class C 1,315, Class I 561, Class T

74V1/74V2
Class A $20.96, Class B $, Class C $19.83, Class I $20.93,
Class T $

Series   2
72DD1/72DD2
Class A $629, Class B $, Class C $, Class I $400, Class T $
73A1/73A2
Class A $0.0800, Class B $, Class C $, Class I $0.1170, Class T
$
EXHIBIT 77Q3 TO FORM N-SAR

Registrant Name: VIRTUS EQUITY TRUST
File Number: 811-945
Registrant CIK Number: 0000034273
September 30, 2013

Sub-Item 77Q3


74U1/74U2
Class A 7,139, Class B , Class C 1,789, Class I 3,971, Class T

74V1/74V2
Class A $32.24, Class B $, Class C $30.99, Class I $32.24,
Class T $

Series   14
72DD1/72DD2
Class A $207, Class B $, Class C $2, Class I $348, Class T $
73A1/73A2
Class A $0.0290, Class B $, Class C $0.0010, Class I $0.0400,
Class T $
74U1/74U2
Class A 7,373, Class B , Class C 1,596, Class I 9,683, Class T

74V1/74V2
Class A $23.35, Class B $, Class C $21.30, Class I $24.05,
Class T $

Series   10
72DD1/72DD2
Class A $422, Class B $, Class C $, Class I $438, Class T $
73A1/73A2
Class A $0.0500, Class B $, Class C $, Class I $0.0670, Class T
$
74U1/74U2
Class A 8,340, Class B , Class C 1,641, Class I 6,427, Class T

74V1/74V2
Class A $15.65, Class B $, Class C $15.62, Class I $15.66,
Class T $

Series   12
74U1/74U2
Class A 5,032, Class B , Class C 645, Class I 921, Class T

74V1/74V2
Class A $16.69, Class B $, Class C $15.84, Class I $16.77,
Class T $

Series   18
EXHIBIT 77Q3 TO FORM N-SAR

Registrant Name: VIRTUS EQUITY TRUST
File Number: 811-945
Registrant CIK Number: 0000034273
September 30, 2013

Sub-Item 77Q3


74U1/74U2
Class A 130, Class B , Class C 18, Class I 68, Class T

74V1/74V2
Class A $18.38, Class B $, Class C $17.91, Class I $18.44,
Class T $

Series   4
72DD1/72DD2
Class A $358, Class B $, Class C $14, Class I $197, Class T $
73A1/73A2
Class A $0.0950, Class B $, Class C $0.0510, Class I $0.1110,
Class T $
74U1/74U2
Class A 3,718, Class B , Class C 296, Class I 1,009, Class T

74V1/74V2
Class A $12.76, Class B $, Class C $12.55, Class I $12.77,
Class T $

Series   16
72DD1/72DD2
Class A $5,693, Class B $10, Class C $267, Class I $, Class T $
73A1/73A2
Class A $0.1580, Class B $0.0980, Class C $0.1010, Class I $,
Class T $
74U1/74U2
Class A 36,821, Class B 98, Class C 2,689, Class I , Class T

74V1/74V2
Class A $14.99, Class B $14.91, Class C $14.89, Class I $,
Class T $

Series   8
72DD1/72DD2
Class A $2,238, Class B $5, Class C $27, Class I $, Class T $
73A1/73A2
Class A $0.1200, Class B $0.0800, Class C $0.0830, Class I $,
Class T $
74U1/74U2
Class A 18,929, Class B 65, Class C 342, Class I , Class T

EXHIBIT 77Q3 TO FORM N-SAR

Registrant Name: VIRTUS EQUITY TRUST
File Number: 811-945
Registrant CIK Number: 0000034273
September 30, 2013

Sub-Item 77Q3


74V1/74V2
Class A $9.67, Class B $9.79, Class C $9.87, Class I $, Class T
$

EXHIBIT 77Q3 TO FORM N-SAR

Registrant Name: VIRTUS EQUITY TRUST
File Number: 811-945
Registrant CIK Number: 0000034273
September 30, 2013

Sub-Item 77Q3

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